UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 21, 2005

                               PC Connection, Inc.
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               (Exact name of registrant as specified in charter)


           Delaware                  0-23827               02-0513618
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 (State or other jurisdiction      (Commission            (IRS Employer
        of incorporation           File Number)         Identification No.)


             Rt. 101A, 730 Milford Road
                    Merrimack, NH                           03054
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       (Address of principal executive offices)           (Zip Code)


       Registrant's telephone number, including area code: (603) 683-2000


                                       N/A
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          (Former name or former address, if changed since last report)


   |_| Written communications pursuant to Rule 425 under the Securities Act (17
       CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
       CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition


     On April 21, 2005, PC Connection, Inc. announced its financial results for the quarter ended March 31, 2005. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

     The information in this Form 8-K (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.



Item 9.01. Financial Statements and Exhibits

       (c)   Exhibits

             The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

             99.1    Press Release issued by PC Connection, Inc. on April 21,
                     2005.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: April 21, 2005                         PC CONNECTION, INC.

                                             By: /s/ JACK FERGUSON
                                                 -------------------------------
                                                 Jack Ferguson
                                                 Treasurer and
                                                 Interim Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.                Description
-----------                -----------

99.1                       Press release issued by PC Connection, Inc. on
                           April 21, 2005.